SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) August 20, 2003


                            NewPower Holdings, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

Delaware                              1-16157                  52-2208601
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(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)          Identification No.)


93 Cherry Street, New Canaan, CT                         06480
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: (203) 966-2880




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Item 5. Other Events.

         As previously reported, on June 11, 2002, NewPower Holdings, Inc. (the "Company") and its wholly owned subsidiaries, TNPC Holdings, Inc. and The New Power Company (collectively, the "Debtors"), each filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Georgia (the "Bankruptcy Court") (Case No. 02-10835). The Debtors manage, and will continue to manage, their properties and operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

          As previously reported, on August 15, 2003, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Company's Second Amended Chapter 11 Plan (the "Plan") . On August 20, 2003, Enron Corp. ("Enron") filed a notice of appeal of the Confirmation Order. On August 21, 2003, Enron filed an emergency motion for a stay pending appeal of the Confirmation Order or, in the alternative, a temporary stay to enable Enron to seek a stay of the Confirmation Order in the District Court for the Northern District of Georgia (the "District Court"). At a hearing held on August 22, 2003, the Bankruptcy Court denied Enron's request for a stay pending appeal, but granted a temporary stay to enable Enron to seek a stay pending appeal of the Confirmation Order in the District Court. The District Court has not set a date for a hearing to consider Enron's request for a stay pending appeal. As a result, until the District Court determines Enron's request for a stay pending appeal, the Plan cannot become effective.

         The Company filed its monthly operating report for the period of June 30 - July 31, 2003 (the "July Monthly Operating Report") with the Bankruptcy Court on August 20, 2003. A copy of the July Monthly Operating Report is attached to this report as Exhibit 99.1 and incorporated in this report by reference.*

         THE JULY MONTHLY OPERATING REPORT CONTAINS INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, HAS NOT BEEN PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

         The Company cautions readers not to place undue reliance upon the information contained in the July Monthly Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the July Monthly Operating Report is complete. The July Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended.

*Certain attachments to the July Monthly Operating Report are not included as part of Exhibit 99.1, but are available at the office of the U.S. Trustee and the Bankruptcy Court. In addition, the Company undertakes to furnish a copy of any such omitted attachment to the Commission upon its request.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibit No.  Description.

         99.1  Monthly Operating Report for the period June 30- July 31, 2003.

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


                                  SIGNATURES

         Pursuant to the requirements of the Securitie Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: August 27, 2003


                                  NEWPOWER HOLDINGS, INC.



                                  By:  /s/ M. Patricia Foster
                                       ______________________
                                       Name:   M. Patricia Foster
                                       Title:  President & Co-Chief Executive
                                               Officer



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

                                 EXHIBIT INDEX

              The following exhibit is filed herewith:


Exhibit No.                    Description
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99.1   Monthly Operating Report for the period June 30 - July 31, 2003.



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